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                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           WEIRTON STEEL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           WEIRTON STEEL CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing party:

     (4) Date filed:

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           Need to contact the Proxy Information Center immediately?
             Call toll free: 866-253-4668 or locally: 304-797-4668.

-    WEIRTON NEWS


                                [Updated daily]

-    INSIDE WEIRTON

     -    Check out the exciting JOB OPPORTUNITIES at Weirton.

PROXY INFORMATION CENTER


Thanks for visiting the Weirton Steel Proxy Information Center. We've established this page of information and links to help you understand the proxy vote that is currently outstanding. We believe these facts will help you to understand why you should VOTE FOR THE PROXY.

Please explore the information provided through the menu items on the left.

To cast your vote, please refer to the voting instructions included in your proxy materials packet. You may have the option of voting by mail, by telephone or via the Internet.

Here's a brief run down of what you'll find here at the Proxy Information
Center:

THE PROXY EXPLAINED
-    High level summary of the proxy issues
-    The full proxy text in pdf format

ANSWERS TO YOUR QUESTIONS
-    Answers to frequently asked questions
-    Have questions?  Here's how to contact us

VIEWPOINTS
-    John Walker's editorial "Weirton Steel Needs to Make Changes"
-    What others are saying

SCHEDULE OF EVENTS AND MEETINGS
-    Schedule of TV and radio informational programs
-    Schedule of in-plant and community meetings

SCHEDULE OF EVENTS AND MEETINGS

-     SCHEDULE OF COMMUNITY MEETINGS
-     SCHEDULE OF IN-PLANT MEETINGS

VIEWPOINTS

-  JOHN WALKER'S EDITORIAL "WEIRTON STEEL NEEDS TO MAKE CHANGES"
-  QUOTES FROM AROUND WEIRTON STEEL

ANSWERS TO YOUR QUESTIONS

-    FREQUENTLY ASKED QUESTIONS
-    SCHEDULE A CALL WITH A PROXY EXPERT
-    EMAIL US YOUR QUESTIONS
-    Need to contact the Proxy Information Center immediately?
-    Call toll free: 866-253-4668 or locally: 304-797-4668.

THE PROXY EXPLAINED


-     HIGH LEVEL SUMMARY OF THE PROXY ISSUES(*)
-     OFFICIAL COPY OF WEIRTON'S PROXY FILING WITH THE SEC(*)



*To view the above files, you will need to have Adobe's Acrobat Reader installed on your machine. Click on the button below to download the software if you have not already done so.

SCHEDULE OF EVENTS AND MEETINGS

COMMUNITY MEETINGS

TUESDAY, NOV. 19; THURSDAY, NOV. 21; TUESDAY, NOV. 26

 10:00 a.m.     Weirton Steel, the Independent Steelworkers Union and the
 and            Independent Guard Union will host community meetings at the
 6:00 p.m.      Serbian-American Cultural Center (Colliers Way, Weirton) for
 each day       employees, spouses, retirees and shareholders.

                Company and union officials will explain the details of the proxy issues and address questions and concerns.

SCHEDULE OF EVENTS AND MEETINGS

IN-PLANT MEETINGS

ISU hourly, ISU salaried non-exempt, IGU and salaried employees encouraged to attend.

FRIDAY, NOV. 8

 6:30 a.m.     Tin Mill Old Assorting Room

               For: Tin Mill employees

 1:00 p.m.     G.O. Auditorium

               For: SNEs working at G.O., R&D Building, Penco Building, Old City Building and Medical Department; Building Services employees at G.O.

 2:30 p.m.     No. 9 Tandem Mill Conference Room

               For: Strip Steel employees; IGU employees (Gates 5, Lee Avenue)


MONDAY, NOV.11

 6:30 a.m.     Sheet Mill Office Conference Room (Gate 4)

               For: Sheet Mill employees; IGU employees (Gates 4, 11 & 13)

 9:00 a.m.     Central Machine Shop Conference Room

               For: Bull Gang and Central Machine Shop employees

 2:00 p.m.     Tin Mill Old Assorting Room

               For: Tin Mill employees

4:00 p.m.      Central Machine Shop Conference Room

               For: Bull Gang and Central Machine Shop employees

10:30 p.m.     No. 9 Tandem Mill Conference Room

               For: Strip Steel employees; IGU employees (Gates 5, Lee Avenue)


TUESDAY, NOV. 12

6:30 a.m.      BOP First Floor Conference Room

               For: BOP/Caster production and maintenance employees; Mason Gang employees; area Operation Services employees; IGU employees (Gate 9)

2:30 p.m.      BOP First Floor Conference Room

               For: BOP/Caster production and maintenance employees; Mason Gang employees; area Operation Services employees; IGU employees (Gate 9)

10:30 p.m.     No. 9 Tandem Mill Conference Room

               For: Strip Steel employees; IGU employees (Gates 5, Lee Avenue)


WEDNESDAY, NOV. 13

2:30 p.m.      Steel Works Office Conference Room (Gate 1)

               For: Blast Furnace production employees

10:30 p.m.     Sheet Mill Conference Room (Gate 4)

               For: Sheet Mill employees; IGU employees (Gates 4, 11 & 13)


THURSDAY, NOV. 14

6:30 a.m.      Finished Products Warehouse (FPW-Half Moon Industrial Park)

               For: Half Moon-based employees (FPW, WEIRTEC, Marshalling Yard, Central Stores, Training, etc.)

11:00 a.m.    Central Machine Shop Conference Room

              For: Utilities Maintenance employees (Boiler House, Foster Wheeler, Power House, Pump & Turbo, River Pump House); Laborers; Refrigeration employees; Washers

2:30 p.m.     Finished Products Warehouse (FPW-Half Moon Industrial Park)

              For: Half Moon-based employees (FPW, WEIRTEC, Marshalling Yard, Central Stores, Training, etc.)

10:30 p.m.    Sheet Mill Office Conference Room (Gate 4)

              For: Sheet Mill employees; IGU employees (Gates 4, 11 & 13)


FRIDAY, NOV. 15

6:30 a.m.     Sheet Mill Office Conference Room (Gate 4)

              For: Sheet Mill employees; IGU employees (Gates 4, 11 & 13)

9:00 a.m.     Blooming Mill Office Conference Room

              For: Blooming and Open Hearth employees; area Mobile Equipment Operators; area Operation Services employees

1:00 p.m.     G.O. Auditorium

              For: SNEs working at G.O., R&D Building, Penco Building, Old City Building and Medical Department; Building Services employees at G.O.


MONDAY, NOV. 18

6:30 a.m.     Strip Steel Daylight Millwright Shanty

              For: Strip Steel employees; IGU employees (Gates 5, Lee Avenue)

9:00 a.m.     Walnut Street Trailer

              For: Scrap Management employees

3:30 p.m.     Central Machine Shop Conference Room

              For: Utilities Maintenance employees (Boiler House, Foster Wheeler, Power House, Pump & Turbo, River Pump House); Laborers; Refrigeration employees; Washers

2:30 p.m.     Blooming Mill Office Conference Room

              For: Blooming and Open Hearth employees; area Mobile Equipment Operators; area Operation Services employees


TUESDAY, NOV. 19

6:30 a.m.     Central Machine Shop Conference Room

              For: Utilities Maintenance employees (Boiler House, Foster Wheeler, Power House, Pump & Turbo, River Pump House); Laborers; Refrigeration employees; Washers

10:00 a.m.    Community Meeting (Serbian-American Cultural Center)

              For: Employees, Retirees, Shareholders, Spouses

2:30 p.m.     BOP First Floor Conference Room

              For: BOP/Caster production and maintenance employees; Mason Gang employees; area Operation Services employees; IGU employees (Gate 9)

6:00 p.m.     Community Meeting (Serbian-American Cultural Center)

              For: Employees, Retirees, Shareholders, Spouses

WEDNESDAY, NOV. 20

6:30 a.m.     BOP First Floor Conference Room

              For: BOP/Caster production and maintenance employees; Mason Gang employees; area Operation Services employees; IGU employees (Gate 9)

2:30 p.m.     Steel Works Office Conference Room

              For: Blast Furnace production and maintenance employees

4:00 p.m.     Walnut Street Trailer

              For: Scrap Management employees

THURSDAY, NOV. 21

10:00 a.m.    Community Meeting (Serbian-American Cultural Center)

              For: Employees, Retirees, Shareholders, Spouses

2:30 p.m.     Tin Mill Old Assorting Room

              For: Tin Mill employees

6:00 p.m.     Community Meeting (Serbian-American Cultural Center)

              For: Employees, Retirees, Shareholders, Spouses

FRIDAY, NOV. 22

6:30 a.m.     Tin Mill Old Assorting Room

              For: Tin Mill employees

9:00 a.m.     Rigger Shop

              For: Riggers, Carpenters, Erection Mechanics, Fire Department employees

11:00 a.m.    Central Machine Shop Conference Room

              For: Breaker Relay, Control Shop and Wire Gang employees

3:00 p.m.     Rigger Shop

              For: Riggers, Carpenters, Erection Mechanics, Fire Department employees

MONDAY, NOV. 25

7:00 a.m.     Weld Shop

              For: Welders, Pipefitters and Diesel Shop employees

11:00 a.m.    Rigger Shop

              For: Welders, Pipefitters and Diesel Shop employees

3:00 p.m.     Weld Shop

              For: Welders, Pipefitters and Diesel Shop employees

10:30 p.m.    Tin Mill Old Assorting Room

              For: Tin Mill employees

TUESDAY, NOV. 26

10:00 a.m.    Community Meeting (Serbian-American Cultural Center)

              For: Employees, Retirees, Shareholders, Spouses

2:30 p.m.     Blooming Mill Office Conference Room

              For: Blooming and Open Hearth employees; area Mobile Equipment Operators; area Operation Services employees

6:00 p.m.     Community Meeting (Serbian-American Cultural Center)

              For: Employees, Retirees, Shareholders, Spouses

10:30 p.m.    Blooming Mill Office Conference Room

              For: Blooming and Open Hearth employees; area Mobile Equipment Operators; area Operation Services employees


WEDNESDAY, NOV. 27

6:30 a.m.     Blooming Mill Office Conference Room

              For: Blooming and Open Hearth employees; area Mobile Equipment Operators; area Operation Services employees

9:00 p.m.     Central Machine Shop Conference Room

              For: Breaker Relay, Control Shop and Wire Gang employees

11:00 a.m.    Weld Shop

              For: Welders, Pipefitters and Diesel Shop employees


MONDAY, DEC. 2

7:00 a.m.     Walnut Street Trailer

              For: Railroad employees and Scrap Management employees

9:00 a.m.     Blast Furnace Mechanical Shop (Gate 1)

              For: BF Maintenance, BF Fuel Dept., BF Railroad, Labor, area Operation Services employees; IGU employees (Gate 1); SNEs (Gate 1 area)

2:30 p.m.     Strip Steel Cold Mill Shipping Floor

              For: Strip Steel employees; IGU employees (Gates 5, Lee Avenue)

10:30 p.m.    Walnut Street Trailer

              For: Car Repair, Railroad and Track Gang employees


TUESDAY, DEC. 3

6:30 a.m.     Brown's Island Garage

              For: Coke Plant and River Dock employees; area Operation Services employees; IGU employees (BI guard shanty)

9:00 a.m.     Company Garage

              For: Car Repair, Garage and Track Gang employees

2:30 p.m.     Blast Furnace Mechanical Shop (Gate 1)

              For: BF Maintenance, BF Fuel Dept., BF Railroad, Labor, area Operation Services employees; IGU employees (Gate 1); SNEs (Gate 1 area)

10:30 p.m.   Trucking Department Conference Room (North Main Street)

             For: Garage and Trucking employees



WEDNESDAY, DEC. 4

7:00 a.m.    Trucking Department Conference Room (North Main Street)

             For: Trucking employees

3:00 p.m.    Trucking Department Conference Room (North Main Street)

             For: Garage and Trucking employees

10:30 p.m.   Blast Furnace Mechanical Shop (Gate 1)

             For: BF Maintenance, BF Fuel Dept., BF Railroad, Labor, area Operation Services employees; IGU employees (Gate 1); SNEs (Gate 1 area)

VIEWPOINTS


WEIRTON STEEL NEEDS TO MAKE CHANGES

JOHN H. WALKER
PRESIDENT AND CHIEF EXECUTIVE OFFICER
WEIRTON STEEL CORPORATION

Recently, Weirton Steel Corp. and the Independent Steelworkers Union announced that the company's board of directors soon would seek changes to the corporation's charter and bylaws. Some people have asked if the company really needs these changes. The answer is crystal clear. Yes, it needs changes.

Change is no stranger to Weirton Steel. For the past 20 years, the company and its employees have done nothing but change. We have faced many changes together and handled them with great success, earning the men and women of this company a well-deserved reputation for dedication. We've endured changes in ownership, market conditions, customer demands, import levels, government regulations and so much more.

Over the past 18 months, we have witnessed one of the most important changes in the company's history - the restructuring of Weirton Steel. This plan was accomplished on a unified front by a team comprised of the Independent Steelworkers Union (ISU), management, our vendors and financial institutions.

There is no question that without change generated through our five-step restructuring plan, we would be among the 35 U.S. steel producers that were forced into bankruptcy during the past five years because of unfairly priced steel imports.

But the restructuring is not the end of our story. The last thing we want is a final chapter written about Weirton Steel. The restructuring set the stage for our company to work through obstacles more efficiently which, in turn, will greatly increase our ability to be a long-term survivor. Central to our survival strategy is the need to grow and enhance the marketing of our value-added product lines. To do this, we must be able to acquire other companies' operations.

Today, Weirton Steel has set its sights on acquiring the assets of several bankrupt steel companies. Among these assets are tin mills. Bankruptcy courts handle the bidding process for such sales and provide a very brief window of opportunity for companies to enter their bids. However, Weirton Steel is not viewed as a credible bidder. Why? Because we do not have the ability to pay for what we want to acquire. To become a credible bidder, we must first change our charter and bylaws which will help us attract a financial partner.

Our experience has taught us that potential financial partners are not interested in participating in acquisitions under Weirton Steel's existing charter and bylaws which would greatly limit the investor's control. Understandably, they want the ability to vote their shares equal to the amount they invest. That's why our board of directors has unanimously recommended to our shareholders to remove the current voting restrictions that would apply under only two specific situations - for major acquisitions or major investments, both of which are known as "transformative events."

Once we receive a favorable shareholder vote of at least 80 percent on the proposal, the changes become effective only after 1) a 90 percent majority of the board is received and 2) the acquisition deal is closed.

Our current voting system was placed within our company charter and bylaws in the late 1980s to prevent a hostile takeover, something common in those days. Today, such takeovers are essentially a thing of the past. We now face different challenges. Each time our domestic and foreign competitors consolidate or purchase assets, they grow stronger and increase their survival chances. One prime reason domestic steel producers are able to do this is because they use the type of voting method we propose to have for such transformative events.

It's simple. We need to get into the game or otherwise stand on the sidelines and eventually retreat to the stands as mere spectators.

As I previously mentioned, the proposed voting changes apply only to two specific types of transformative events. For anyone who believes these changes make it easier for another company to acquire Weirton Steel, it simply does not. That would not be a transformative event and the proposed changes would not apply in this case.

The Bush administration's 36-month tariff program provides us with a much-needed break from import surges for the ISU and management to make Weirton Steel a much stronger company. The president granted the tariffs on the condition the domestic steel industry undergo dramatic changes and create a self-sustaining, competitive industry. In other words, if we don't change, the chances are slim that in the future the administration will help an industry that didn't help itself. The clock is ticking. Six of the 36 months already have passed us by.

The citizens of our community, the businesses associated with us and the news media have supported Weirton Steel and the ISU as we work to change the company for the better, especially in the wake of the steel import crisis. For that, we thank them.

While our restructuring plan is virtually complete, as it stands, it will not be enough for the long haul. The fifth and final piece of the plan is to foster the growth of our higher margin, value-added product lines. This will be the key in ensuring the long-term future of this company. There is no question that for this to occur, we must become involved in transformative events.

Does Weirton Steel need changes? Yes, it does.

VIEWPOINTS

QUOTES FROM AROUND WEIRTON STEEL

- "Our company is at a crucial point in its history. The steel industry - here and abroad - is rapidly changing. If we don't keep pace, we'll fall dramatically behind and will likely enter the next industry downturn in a highly vulnerable position. The changes we're seeking will enable us to keep pace and, in some cases, pull ahead of the competition. This is a great opportunity for us to help secure our future."

     JOHN H. WALKER, PRESIDENT & CEO
     Weirton Steel Corporation

- "For the past 18 years the people of Weirton Steel have worked hard to keep our company a viable player in the tough, competitive steel industry. I believe the time has come to take another step for the ESOP of Weirton Steel. I urge a vote for all the measures in the proposed corporate charter changes in order to position our company to build an even stronger company for our future. Weirton Steel needs a positive vote on the proposed proxy so we can continue to pursue a long-term future."

     MARK GLYPTIS, PRESIDENT
     INDEPENDENT STEELWORKERS UNION

- "We've entered another critical stage in our company's history. For us to strengthen our position in the marketplace and remain a successful enterprise, it's important we approve the changes to our charter and bylaws."

     JOE BALZANO, BENEFITS COORDINATOR / EDUCATOR
     INDEPENDENT STEELWORKERS UNION

- "As an active employee in l984, I fully supported the idea of an ESOP at Weirton Steel because it was a step toward securing our future. Today, as a retiree and an elected official, I can see the need to continue building a strong future by voting in favor of the proposed corporate charter change. I want Weirton Steel to remain a strong, viable company now and in the future and I believe a vote in favor of the proxy gives us the chance to secure our future."

     WV STATE SENATOR ED BOWMAN

- "I am in favor of all the charter changes because it will make the company more flexible and position us to take advantage of opportunities that may arise."

     ED CONLEY, FORMER EXECUTIVE COMMITTEE MEMBER AND CURRENT CHAIRMAN OF THE TOTAL QUALITY TEAM


- "I have watched, observed and participated in the ESOP at Weirton since 1984. After carefully reviewing and studying the proposed corporate charter change I will be voting yes on the proposed proxy and urge everyone to vote yes on the proxy. I believe it is in our best long-term interests and will help secure a future for all of us at Weirton Steel."

     DAVID GOSSETT, VICE CHAIRMAN SW1DIVISION
     INDEPENDENT STEELWORKERS UNION

ANSWERS TO YOUR QUESTIONS

FREQUENTLY ASKED QUESTIONS (FAQ)

The FAQ page is currently being updated.
Please check back tomorrow!

ANSWERS TO YOUR QUESTIONS


Would you like to speak to someone regarding the proxy?

You can schedule a phone call with one of our proxy experts by completing the following form.

Please provide us with you name, phone number, the best time to call you and the topics you'd like to discuss.


--------------------------------------------------------------------------------



Name:



Phone Number:                                The best time to call me is:



I'd like to talk about:



SUBMIT REQUEST       CLEAR

Proxy Explanation and Overview: previously filed with the Securities and Exchange Commission on November 6, 2002.

Weirton Steel Corporation Notice and Proxy Statement: previously filed with the Securities and Exchange Commission on November 6, 2002.